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                         KEMPER INTERNATIONAL BOND FUND
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1995

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FINANCIAL HIGHLIGHTS

     The table below shows financial information for the Kemper International Bond Fund expressed in terms of one share outstanding throughout the period. The unaudited financial statements contained in the Fund's Semiannual Report to Shareholders for the period ended June 30, 1995, are incorporated herein by reference and may be obtained by writing or calling the Fund.

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                                                                                     FEBRUARY 1, 1995
                                                                                            TO
                                                                                      JUNE 30, 1995
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
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..............................................       $   9.00
Net investment income.............................................................            .02
Net realized and unrealized gain on investments and foreign currency
  transactions....................................................................            .40
                                                                                         --------
Net asset value, end of period....................................................       $   9.42
                                                                                         ========
TOTAL RETURN (%)..................................................................           4.67
RATIOS TO AVERAGE NET ASSETS (%):
Expenses..........................................................................            .94
Net investment income.............................................................           6.87
SUPPLEMENTAL DATA:
Net assets at end of period.......................................................       $104,722
Portfolio turnover rate (%).......................................................             60
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NOTE:

     Ratios have been determined on an annualized basis. Total return is not annualized.

INVESTMENT MANAGER

     Kemper Financial Services, Inc., the investment manager for the Fund, has changed its name to Zurich Kemper Investments, Inc. ("ZKI"). ZKI is an indirect subsidiary of Zurich Insurance Company, an internationally recognized company providing services in life and non-life insurance, reinsurance and asset management. See "Investment Manager and Underwriter" in the prospectus.

March 15, 1996                                  (LOGO) printed on recycled paper

KIBF-1E 3/96